   Unicom Corporation  and Subsidiary Companies                   Exhibit M-1
                               Outstanding Debt
                             As of March 31, 2000

                                     ComEd


                                                                                                 Principal             Current
                                                                         Date     Maturity      Debt Amount          Portion of
                            Type of Debt                                Issued      Date        Outstanding             Debt
--------------------------------------------------------------------   --------   --------   ------------------   -----------------
Commercial Paper
--------------------------------------------------------------------
            Commercial Papers (Short-Term)                              Various    Various   $   122,000,000.00   $  122,000,000.00
                                                                                             ------------------   -----------------
      Total Commercial Paper                                                                 $   122,000,000.00   $  122,000,000.00
                                                                                             ------------------   -----------------

First Mortgage Bonds
--------------------------------------------------------------------
    6.500%   90                                                        04/15/93   04/15/00   $   230,000,000.00   $  230,000,000.00
    6.375%   95                                                        07/15/93   07/15/00       100,000,000.00      100,000,000.00
    7.375%   85                                                        09/15/92   09/15/02       200,000,000.00
    6.625%   96                                                        07/15/93   07/15/03       100,000,000.00
    5.300%   Pollution Control-1994A                                   01/15/94   01/15/04        26,000,000.00
    7.000%   93                                                        07/01/93   07/01/05       225,000,000.00
    8.250%   76                                                        10/01/91   10/01/06       100,000,000.00
    8.375%   78                                                        10/15/91   10/15/06       125,000,000.00
    4.400%   Pollution Control-1996A                                   06/27/96   12/01/06       110,000,000.00
    4.400%   Pollution Control-1996B                                   06/27/96   12/01/06        89,400,000.00
    8.000%   83                                                        05/15/92   05/15/08       140,000,000.00
    5.700%   Pollution Control-1994B                                   01/15/94   01/15/09        20,000,000.00
    7.250%   Pollution Control-1991                                    06/01/91   06/01/11       100,000,000.00
    7.625%   92                                                        04/15/93   04/15/13       220,000,000.00
    7.500%   94                                                        07/01/93   07/01/13       150,000,000.00
    5.850%   Pollution Control-1994C                                   01/15/94   01/15/14        20,000,000.00
    6.750%   Pollution Control-1994D                                   12/01/94   03/01/15        91,000,000.00
    9.875%   75                                                        06/15/90   06/15/20       260,000,000.00
    8.625%   81                                                        02/01/92   02/01/22       200,000,000.00
    8.500%   84                                                        07/15/92   07/15/22       200,000,000.00
    8.375%   86                                                        09/15/92   09/15/22       200,000,000.00
    8.375%   88                                                        02/15/93   02/15/23       250,000,000.00
    8.000%   91                                                        04/15/93   04/15/23       160,000,000.00
    7.750%   97                                                        07/15/93   07/15/23       150,000,000.00
                                                                                             ------------------   -----------------
      Total First Mortgage Bonds                                                             $ 3,466,400,000.00   $  330,000,000.00
                                                                                             ------------------   -----------------

Sinking Fund Debentures
--------------------------------------------------------------------

    2.875%                                                             10/01/50   04/01/01   $     2,000,000.00   $             -
    3.125%                                                             10/01/54   10/01/04         5,922,000.00          925,000.00
    3.875%                                                             01/01/58   01/01/08         9,000,000.00        1,000,000.00
    4.625%                                                             01/01/59   01/01/09         3,954,000.00          368,000.00
    4.750%                                                             12/01/61   12/01/11         9,981,000.00          381,000.00
                                                                                             ------------------   -----------------
      Total Sinking Fund Debentures                                                          $    30,857,000.00   $    2,674,000.00
                                                                                             ------------------   -----------------

Pollution Control Obligations
--------------------------------------------------------------------

    5.875%   IL Ind. Pol. Ctrl. Fin. Authority                         05/15/77   05/15/07   $    47,000,000.00   $    1,500,000.00
  Variable   IL Dev. Fin. Auth. -  Series 1994C                        12/14/94   03/01/09        50,000,000.00
  Variable   IL Dev. Fin. Auth. -  Series 1994B                        10/05/94   10/15/14        42,200,000.00
                                                                                             ------------------   -----------------
      Total Pollution Control Obligations                                                    $   139,200,000.00   $    1,500,000.00
                                                                                             ------------------   -----------------

Medium Term Notes
--------------------------------------------------------------------

    9.170%   3N- 3037                                                  10/20/89   10/15/02   $    25,000,000.00   $
    9.170%   3N- 3038                                                  10/20/89   10/15/02         2,000,000.00
    9.170%   3N- 3039                                                  10/20/89   10/15/02        25,000,000.00
    9.170%   3N- 3040                                                  10/20/89   10/15/02        23,000,000.00
    9.170%   3N- 3041                                                  10/20/89   10/15/02        25,000,000.00
    9.200%   3N- 3032                                                  10/18/89   10/15/04        14,000,000.00
    9.200%   3N- 3033                                                  10/18/89   10/15/04        14,000,000.00
    9.200%   3N- 3034                                                  10/18/89   10/15/04        10,000,000.00
    9.200%   3N- 3035                                                  10/18/89   10/15/04        14,000,000.00
    9.200%   3N- 3036                                                  10/18/89   10/15/04         4,000,000.00
                                                                                             ------------------   -----------------
      Total Medium Term Notes                                                                $   156,000,000.00   $             -
                                                                                             ------------------   -----------------

   Unicom Corporation and Subsidiary Companies                    Exhibit M-1
                               Outstanding Debt
                             As of March 31, 2000

                                     ComEd

                                                                                                 Principal             Current
                                                                         Date     Maturity      Debt Amount          Portion of
                            Type of Debt                                Issued      Date        Outstanding             Debt
--------------------------------------------------------------------   --------   --------   ------------------   -----------------
Notes
--------------------------------------------------------------------
    6.400%   Notes                                                     10/15/93   10/15/05   $   235,000,000.00   $
    7.375%   Notes                                                     01/09/97   01/15/04       150,000,000.00
    7.625%   Notes                                                     01/09/97   01/15/07       150,000,000.00
    6.950%   Notes                                                     07/16/98   07/15/18       225,000,000.00
                                                                                             ------------------   -----------------
      Total Notes                                                                            $   760,000,000.00   $             -
                                                                                             ------------------   -----------------

Purchase Contract Obligation
--------------------------------------------------------------------

    3.000%   Village of Hinsdale                                       04/30/55   04/30/05   $       254,173.82   $             -
      Total Purchase Contract Obligations                                                    $       254,173.82   $             -
                                                                                             ------------------   -----------------

      Total ComEd Debt                                                                       $ 4,674,711,173.82   $  456,174,000.00
                                                                                             ------------------   -----------------

                                                 ComEd Transitional Funding Trust

Transitional Funding Trust Notes
--------------------------------------------------------------------

    5.290%   Class A-2 Transitional Funding Trust Notes, Series 1998   12/16/98   06/25/01   $   425,032,687.00   $  343,517,256.00
    5.340%   Class A-3 Transitional Funding Trust Notes, Series 1998   12/16/98   03/25/02       258,860,915.00
    5.390%   Class A-4 Transitional Funding Trust Notes, Series 1998   12/16/98   06/25/03       421,139,085.00
    5.440%   Class A-5 Transitional Funding Trust Notes, Series 1998   12/16/98   03/25/05       598,510,714.00
    5.630%   Class A-6 Transitional Funding Trust Notes, Series 1998   12/16/98   06/25/07       761,489,286.00
    5.740%   Class A-7 Transitional Funding Trust Notes, Series 1998   12/16/98   12/25/08       510,000,000.00
                                                                                             ------------------   -----------------
      Total Transitional Funding Trust Debt                                                  $ 2,975,032,687.00   $  343,517,256.00
                                                                                             ------------------   -----------------

                                                        Unicom Enterprises

Bank Loan
--------------------------------------------------------------------

             Bank One  (Short-Term)                                                          $   333,000,000.00   $  333,000,000.00
                                                                                             ------------------   -----------------
      Total Unicom Enterprises Debt                                                          $   333,000,000.00   $  333,000,000.00
                                                                                             ------------------   -----------------

                                                    Unicom Thermal Technologies

Notes
--------------------------------------------------------------------

    7.380%   Guaranteed Senior Note                                    07/07/98   05/30/12   $   120,000,000.00   $
    7.680%   Guaranteed Senior Notes                                   06/25/99   06/30/23        11,523,000.00
                                                                                             ------------------   -----------------
      Total Unicom Thermal Technologies Debt                                                 $   131,523,000.00   $             -
                                                                                             ------------------   -----------------

                                                        Unicom Corporation

Notes
--------------------------------------------------------------------

    8.310%   NDH Capital Corporation                                   08/28/95   01/01/03   $     4,211,773.00   $    1,377,842.00
    8.300%   NDH Capital Corporation                                   08/02/99   01/15/09         5,228,268.00          582,166.00
    8.440%   NDH Capital Corporation                                   10/16/95   01/01/04         5,021,147.00        1,381,769.00
    8.550%   NDH Capital Corporation                                   11/12/99   01/15/09         6,568,375.00          602,476.00
    8.650%   NDH Capital Corporation                                   01/03/00   01/15/10         3,632,294.00          368,905.00
    8.875%   Corporate Credit Inc.                                     12/13/99   01/15/10         6,880,178.00        1,353,948.00
    7.980%   Corporate Credit Inc.                                     10/01/99   07/15/10         8,702,844.00          793,292.00
                                                                                             ------------------   -----------------
      Total Unicom Corporation Debt                                                          $    40,244,879.00   $    6,460,398.00
                                                                                             ------------------   -----------------

    Unicom Corporation and Subsidiary Companies                   Exhibit M-1
                               Outstanding Debt
                             As of March 31, 2000

                          Unicom Mechanical Services


                                                                                                 Principal             Current
                                                                         Date     Maturity      Debt Amount          Portion of
                            Type of Debt                                Issued      Date        Outstanding             Debt
--------------------------------------------------------------------   --------   --------   ------------------   -----------------
Notes
--------------------------------------------------------------------

    8.500%   Bank One                                                  12/01/97   01/01/01   $        10,241.11   $       10,241.11
    2.900%   GMAC                                                      02/09/00   10/31/02            16,814.03
    9.400%   First Chicago Bank                                        02/09/00   06/30/00             1,744.94
    8.750%   First Chicago Bank                                        02/09/00   03/31/01             6,923.84
    8.900%   First Chicago Bank                                        02/09/00   04/30/01             8,030.31
                                                                                             ------------------   -----------------
      Total Unicom Mechanical Services Debt                                                  $        43,754.23   $       10,241.11
                                                                                             ------------------   -----------------

      Total Debt Excluding Intercompany Notes and Loans                                      $ 8,154,555,494.05   $1,139,161,895.11
                                                                                             ==================   =================

    Unicom Corporation and Subsidiary Companies                   Exhibit M-1
                               Outstanding Debt
                             As of March 31, 2000

                    Intercompany Notes and Loans
                                                                                                 Principal             Current
                                                                         Date     Maturity      Debt Amount          Portion of
                            Type of Debt                                Issued      Date        Outstanding             Debt
--------------------------------------------------------------------   --------   --------   ------------------   -----------------
                                                         Unicom Investment
Note
--------------------------------------------------------------------

             Intercompany Note from ComEd                                                    $ 2,450,000,000.00   $
                                                                                             ------------------   -----------------
      Total Unicom Investment Debt                                                           $ 2,450,000,000.00   $
                                                                                             ------------------   -----------------

                                                        Unicom Corporation

Notes
--------------------------------------------------------------------

  Variable   Intercompany Loan from Unicom Investments                                       $   599,537,456.39   $             -
    8.250%   Intercompany Loan from Unicom Investments                                            27,278,862.00                 -
                                                                                             ------------------   -----------------
      Total Unicom Corporation Debt                                                          $   626,816,318.39   $             -
                                                                                             ------------------   -----------------

                                                               ComEd

Subordinated Deferrable Debt
--------------------------------------------------------------------

    8.480%   Intercompany Notes from ComEd Financing I                 09/26/95   09/30/35   $   206,190,000.00   $
    8.500%   Intercompany Debentures from ComEd Financing II           01/24/97   01/15/27       154,640,000.00
                                                                                             ------------------   -----------------
      Total ComEd Debt                                                                       $   360,830,000.00   $             -
                                                                                             ------------------   -----------------

                                                     Unicom Power Holding Inc.

Loan
--------------------------------------------------------------------

             Intercompany Loan from Unicom Enterprises                                       $   131,830,000.00   $
                                                                                             ------------------   -----------------
      Total Unicom Power Holding Inc. Debt                                                   $   131,830,000.00   $
                                                                                             ------------------   -----------------

                                                          UT Holding Inc.

Loan
--------------------------------------------------------------------

             Intercompany Loan from Unicom Enterprises                                       $   131,089,646.64   $             -
    7.750%   Intercompany Loan from Edison Finance Partnership         12/01/98   12/31/08        16,606,951.14
                                                                                             ------------------   -----------------
      Total UT Holding Inc. Debt                                                             $   147,696,597.78   $             -
                                                                                             ------------------   -----------------

                                                        Unicom Energy Inc.

Loan
--------------------------------------------------------------------

             Intercompany Loan from Unicom Enterprises                                       $    55,200,000.00   $
                                                                                             ------------------   -----------------
      Total Unicom Energy Inc. Debt                                                          $    55,200,000.00   $
                                                                                             ------------------   -----------------

                                                      Unicom Energy Services

Loan
--------------------------------------------------------------------

             Intercompany Loan from Unicom Enterprises                                       $    45,687,000.00   $             -
                                                                                             ------------------   -----------------
            Total Unicom Energy Services Debt                                                $    45,687,000.00   $             -
                                                                                             ------------------   -----------------

                                                         Unicom Resources

Loan
--------------------------------------------------------------------
             Intercompany Loan from Unicom Corporation                                       $    13,294,847.60   $
             Intercompany Loan from Unicom Corporation                                             4,829,000.00
                                                                                             ------------------   -----------------
      Total Unicom Resources Debt                                                            $    18,123,847.60   $             -
                                                                                             ------------------   -----------------

                                                   Unicom Health Care Management

Loan
--------------------------------------------------------------------

             Intercompany Loan from Unicom Enterprises                                       $        50,000.00   $             -
                                                                                             ------------------   -----------------
      Total Unicom Health Care Management Debt                                               $        50,000.00   $             -
                                                                                             ------------------   -----------------
   Total Debt Including Intercompany Notes and Loans                                         $11,990,789,257.82   $1,139,161,895.11
                                                                                             ==================   =================